UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 15, 2011
The Medicines Company

(Exact Name of Registrant as Specified in Charter)

Delaware	000-31191	04-3324394

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8 Sylvan Way Parsippany, New Jersey	07054

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (973) 290-6000
Not applicable.

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
2011 Base Salaries and 2010 Cash Bonuses
On February 15, 2011, the Compensation Committee of the Board of Directors of The Medicines Company (the “Company”) established the following 2011 base salaries for the Company’s named executive officers, effective as of January 1, 2011, and awarded the following annual cash bonus payments to the Company’s named executive officers for 2010, which were paid in February 2011.

		2010 Annual
	2011 Annual	Cash Bonus
Name and Title	Base Salary	Payments

Clive A. Meanwell Chief Executive Officer and President	$723,060	$620,217

Glenn P. Sblendorio Executive Vice President and Chief Financial Officer	$501,280	$294,439

Paul M. Antinori Senior Vice President and General Counsel	$400,440	$169,283

William B. O’Connor Chief Accounting Officer	$307,260	$140,292
The rationale and benchmarking for the named executive officers’ 2011 base salaries and the method of calculation of the 2010 cash bonus payments to the Company’s named executive officers will be discussed in the Company’s Proxy Statement to be filed in connection with its 2011 Annual Meeting of Stockholders.
2011 Annual Cash Incentive Program
The Company has an annual cash incentive program, which is designed to provide cash bonus awards to the Company’s employees. On February 15, 2011, the Company’s compensation committee recommended and board of directors approved the following performance measures under the annual cash incentive program for 2011:
•	minimum worldwide net revenue growth rate relative to 2010;

•	minimum net operating profit growth rate relative to 2010;

•	minimum of cash on the balance sheet as of December 31, 2011 (excluding any transactions);

•	to manage operating expenses within a certain range of the Company’s budget;

•	to create financial value from transactions that add assets to the Company’s product portfolio and/or improve cash flow;

•	to achieve significant Phase 3 product progression;

•	to achieve significant Phase 1-2 product progression;

•	to increase our global market reach, including by adding new customers in Europe and Asia;

•	to increase market share for our marketed products;

•	to improve employee engagement relative to 2010;

•	to achieve a minimum operating profit per employee growth rate relative to 2010; and

•	to revise and adopt compliance policies and procedures consistent with the organizations new structures and ways of working — and have no significant compliance issues in 2011.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MEDICINES COMPANY
Date: February 22, 2011	By:	/s/ Paul M. Antinori
		Name:	Paul M. Antinori
		Title:	Senior Vice President and General Counsel